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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: August 16, 2000
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                        (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Information.

     On August 16, 2000, MetLife, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

99.1     Press Release of MetLife, Inc., dated August 16, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: August 16, 2000

                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1              Press Release, dated August 16, 2000.